UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21549

First Trust Energy Income and Growth Fund
(Exact name of registrant as specified in charter)

10 Westport Road, Suite C101a

Wilton, CT 06897

(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400
Wheaton, IL 60187

(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust
Energy Income and Growth Fund (FEN)
Annual Report
For the Year Ended
November 30, 2020

First Trust Energy Income and Growth Fund (FEN)
Annual Report
November 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Income and Growth Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Energy Income and Growth Fund (FEN)
Annual Letter from the Chairman and CEO
November 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Energy Income and Growth Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended November 30, 2020.
Is anybody else ready for 2020 to be over? This year has really tested people in so many ways. As of the midpoint of December 2020, the U.S. had only recovered 56% of the 22 million jobs lost in the coronavirus (“COVID-19”) pandemic recession, according to the U.S. Department of Labor. Feeding America, a hunger relief organization, recently reported that as many as 50 million people in the U.S. have experienced food insecurity in 2020, up from around 35 million last year, according to National Public Radio. As has been the case for as long as I can remember, the good citizens that make up our great country rise to the occasion when presented with a challenge. Often the response calls for some degree of ingenuity, but sometimes tapping into our generosity is enough. An estimated $2.47 billion was raised in the U.S. during the ninth annual Giving Tuesday on December 1, 2020, which represented a 25% increase from the $1.97 billion raised in 2019, according to Philanthropy News Digest. The number of people that participated in Giving Tuesday increased by 29% to 34.8 million. Now that is working the problem!
Are you the type of person who believes the glass is half-full or half-empty? I am in the half-full camp. When I look at the performance of the U.S. stock and bond markets, I’m seeing optimism about where Corporate America is headed. The S&P 500® Index posted a total return of 19.98% for the six-month period ended November 30, 2020, compared to 6.33% for the ICE BofA U.S. Corporate Index, according to Bloomberg. The returns are also positive on a year-to-date basis. From December 31, 2019 through November 30, 2020, the S&P 500® Index and ICE BofA U.S. Corporate Index returned 14.02% and 9.27%, respectively.
Do you follow politics? I do. Politics impact the markets over time, particularly when legislative change is involved. With the November 2020 election results certified, we now know that Joe Biden will be sworn in as our next president on January 20, 2021. We also know that the House of Representatives will remain under the control of the Democratic party. And, with the results of the January 5, 2021 Georgia Senate run-off races (pending state certification), we also know that Vice-President elect Kamala Harris will be the deciding vote in the Senate on any 50-50 splits. Historically, from 1950 through 2019, a Democratic Congress generated an average annual return of 10.7% for the S&P 500® Index, compared to 13.4% for a Republican Congress, according to LPL Research and Bloomberg. Stay tuned.
By the time you read this, the U.S. Food and Drug Administration will have approved at least two COVID-19 vaccines for emergency use. Both these vaccines were found to have an efficacy rate of approximately 95% on humans in late clinical testing, which, in my opinion, should give people willing to take the vaccine another level of confidence. The fact that it only took 8-9 months for these vaccines to reach the public is astounding. History tells us that it should have taken at least 18 months, and even that would have been hailed as a major accomplishment. This achievement is another example of the kind of cutting-edge ingenuity brought to bear in the U.S. day in and day out during the COVID-19 pandemic.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Energy Income and Growth Fund (FEN)
“AT A GLANCE”
As of November 30, 2020 (Unaudited)
Fund Statistics
Symbol on NYSE American	FEN
Common Share Price	$10.73
Common Share Net Asset Value (“NAV”)	$12.62
Premium (Discount) to NAV	(14.98)%
Net Assets Applicable to Common Shares	$249,523,862
Current Quarterly Distribution per Common Share(1)	$0.3000
Current Annualized Distribution per Common Share	$1.2000
Current Distribution Rate on Common Share Price(2)	11.18%
Current Distribution Rate on NAV(2)	9.51%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 11/30/20	5 Years Ended 11/30/20	10 Years Ended 11/30/20	Inception (6/24/04) to 11/30/20
Fund Performance(3)
NAV	-27.08%	-3.17%	1.50%	5.60%
Market Value	-39.79%	-4.48%	-0.26%	4.28%
Index Performance
S&P 500® Index	17.46%	13.97%	14.18%	9.51%
Bloomberg Barclays U.S. Credit Index of Corporate Bonds	9.17%	6.18%	5.25%	5.54%
Alerian MLP Total Return Index	-24.50%	-7.08%	-2.38%	4.85%
Wells Fargo Midstream MLP Total Return Index	-25.99%	-5.70%	0.40%	6.54%

Industry Classification	% of Total Investments
Natural Gas Transmission	33.5%
Petroleum Product Transmission	27.8
Electric Power & Transmission	25.4
Crude Oil Transmission	9.6
Other	3.1
Propane	0.6
Total	100.0%

Top 10 Holdings	% of Total Investments
Magellan Midstream Partners, L.P.	10.7%
Enterprise Products Partners, L.P.	10.5
TC PipeLines, L.P.	8.4
TC Energy Corp.	6.6
Williams (The) Cos., Inc.	5.0
Public Service Enterprise Group, Inc.	4.7
Sempra Energy	4.4
Cheniere Energy Partners, L.P.	3.1
Kinder Morgan, Inc.	2.8
Westlake Chemical Partners, L.P.	2.6
Total	58.8%

Fund Allocation	% of Net Assets
Common Stocks	65.1%
Master Limited Partnerships	57.4
Call Options Written	(0.7)
Outstanding Loan	(23.7)
Net Other Assets and Liabilities	1.9
Total	100.0%
(1)	Most recent distribution paid or declared through 11/30/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
First Trust Energy Income and Growth Fund (FEN)
Annual Report
November 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Energy Income and Growth Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $3.9 billion of assets as of November 30, 2020. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds, a sleeve of an actively managed exchange-traded fund and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC
Eva Pao – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
John Tysseland – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
Commentary
First Trust Energy Income and Growth Fund
The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in cash-generating securities of energy companies, with a focus on investing in publicly traded master limited partnerships (“MLPs”), related public entities in the energy sector, and/or other public companies which EIP believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Market Recap
The total return for the Alerian MLP Total Return Index (“AMZX”) and the Wells Fargo Midstream MLP Total Return Index (“WCHWMIDT”) (collectively the “MLP benchmarks”), for the 12-month period ended November 30, 2020 was -24.50% and -25.99%, respectively. For AMZX, these returns reflect a positive 8.21% from distribution payments, while the remaining returns were due to share price depreciation. For WCHWMIDT, these returns reflect a positive 7.79% from distribution payments, while the remaining returns were due to share price depreciation. These figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term, market share price appreciation can be volatile, we believe that over the long term, share price appreciation will approximate growth in per share quarterly cash distributions paid by MLPs.
Performance Analysis
On a net asset value (“NAV”) basis, the Fund provided a total return of -27.08%1, including the reinvestment of distributions for the 12-month period ended November 30, 2020. This compares, according to collected data, to a total return of 17.46% for the S&P 500® Index, 9.17% for the Bloomberg Barclays U.S. Credit Index of Corporate Bonds, -24.50% for AMZX, and -25.99% for WCHWMIDT. Unlike the Fund, the indices do not incur fees and expenses. On a market value basis, the Fund had a total return, including the reinvestment of distributions, of -39.79% for the 12-month period ended November 30, 2020. At the end of the period, the Fund was priced at $10.73 per share while the NAV per share was $12.62, a discount of 14.98%. On November 30, 2019, the Fund was priced at $20.47 per share, while the NAV per share was $19.88, a premium of 2.97%.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Energy Income and Growth Fund (FEN)
Annual Report
November 30, 2020 (Unaudited)
The Fund maintained its regular quarterly Common Share distribution of $0.58 per share for the six months ended May 31, 2020. On April 20, 2020 the Fund announced a reduction to its regular quarterly Common Share distribution from $0.58 per share to $0.30 per share. The distribution reduction results from three factors that have lowered the Fund’s distributable cash flow: 1) a reduction in Fund assets as a result of portfolio sales to reduce Fund leverage to maintain compliance with applicable leverage limits, 2) reduced dividend payments from portfolio companies lowering dividend payout ratios and 3) anticipated changes to the portfolio composition including the Fund’s use of leverage and reductions to income from the covered call strategy.
For the 12-month period ended November 30, 2020, the Fund’s NAV underperformed the MLP benchmarks’ average return of -25.25% by 183 basis points (“bps”). Leverage had a negative effect on the performance of the Fund and was the primary driver of the Fund’s underperformance during the reporting period. Derivatives had a positive impact on the performance of the Fund over the reporting period. Two important factors affecting the return of the Fund, relative to the average of the MLP benchmarks, are the Fund’s accrual for taxes and the use of financial leverage through a line of credit. The Fund established a committed facility agreement with the BNP Paribas Prime Brokerage with a current maximum commitment amount of $80,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and, therefore, the share price. During the reporting period, prices of securities held by the Fund declined and the effect of changes in common share NAV and common share total return loss was magnified by the use of leverage. Unlike the Fund, the MLP benchmarks are not leveraged, nor are their returns net of an accrual for taxes. The accrual for taxes had a positive impact on the performance of the Fund over the reporting period.
Market and Fund Outlook
The first calendar quarter of 2020 was dominated by the dramatic price declines in the crude oil market due to Saudi and Russian production decisions coupled with the demand shock related to the coronavirus (“COVID-19”) pandemic. These weak market conditions drove a 21% decline in the AMZX between January 1 and February 28, 2020, then panic took hold in March driving another 59% decline by March 18. (Source: Bloomberg) Our analysis indicates that forced selling by levered closed-end MLP funds was approximately $4.3 billion and outflows from open-end funds were approximately $0.9 billion in a four-week period. This is nearly $1 billion more than the selling that occurred over a 9-month period in 2015-2016 due to outflows and de-leveraging when oil prices corrected from over $100 per barrel, but on assets that were nearly three times as large as today.
Despite a second quarter rally off the lows of the first quarter, stock price performance of AMZX and the energy companies in the S&P 500® Index turned negative again in the third quarter of 2020 as near-term fundamentals for crude oil remained uncertain. At the end of the third quarter of 2020, the price of crude oil was still down 34% year-to-date and drilling activity remained near the all-time lows set in August 2020. Crude oil production was trending lower in most basins by the end of the third quarter of 2020 despite rebounding in the second quarter as shut-in production was brought back online. Second quarter announcements by oil and gas producers to cut spending and lay off staff was followed by several third quarter merger announcements.
Slowing investment and negative sentiment in upstream energy driven by COVID-19-related declines in demand have given rise to a narrative that all conventional energy businesses are in decline; this is simply wrong. It is true that coal will likely continue to decline. We believe crude oil and refined products demand will be slow to fully recover from the pandemic and their long-term growth is threatened by electrification of large parts of the transportation system, but these businesses represent the minority of our portfolio. And the companies in our portfolio exposed to these businesses are trading at dividend yields and valuations that make their expected rates of return the highest in our portfolio.
On the other hand, in EIP’s opinion, the outlook for electricity and natural gas, the majority of the portfolio, remains strong and is increasingly aligned with public sentiment and environmental policy. Cheaper sources of cleaner electricity continue to substitute for coal which is likely to continue to decline as an energy source, in our view, and to which we have no portfolio earnings exposure. EIP believes electric and natural gas utilities are experiencing attractive rates of earnings growth as they invest capital to incorporate cheaper, cleaner, safer, and more reliable sources of energy. In our view, the network utilities can increase the value of these new technologies by integrating them into an intelligent system of shared resources much the way information networks like cloud computing and the new retail intermediaries like Amazon and eBay are doing for those parts of the economy. We believe the transition to a shared resource network favors their incumbency and existing rights of way, which provides energy cheaper to customers than disconnecting from these networks by “cutting the cord”.
EIP is optimistic about the technological breakthroughs in energy and invests in companies like renewable developers and network utilities that benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. But EIP is not a venture capitalist, companies in the Fund’s portfolio must have a track record of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments
November 30, 2020
Shares/ Units	Description	Value
COMMON STOCKS – 65.1%
	Construction & Engineering – 0.3%
9,000	Quanta Services, Inc.	$615,060
	Electric Utilities – 16.4%
73,200	Alliant Energy Corp. (a)	3,850,320
18,500	American Electric Power Co., Inc.	1,570,465
21,000	Duke Energy Corp. (b)	1,945,860
39,000	Emera, Inc. (CAD)	1,617,117
68,300	Enel S.p.A., ADR	679,585
17,600	Eversource Energy (b)	1,540,176
135,000	Exelon Corp. (b)	5,544,450
85,100	Fortis, Inc. (CAD) (a)	3,426,410
12,500	Iberdrola S.A., ADR	683,125
34,300	IDACORP, Inc.	3,106,894
9,600	NextEra Energy, Inc.	706,464
6,000	Orsted A/S, ADR	359,850
276,100	PPL Corp.	7,846,762
110,900	Southern (The) Co. (b)	6,637,365
22,000	Xcel Energy, Inc. (a)	1,481,920
		40,996,763
	Gas Utilities – 7.7%
461,900	AltaGas Ltd. (CAD) (a)	6,629,565
56,350	Atmos Energy Corp. (a)	5,403,401
121,100	New Jersey Resources Corp. (a)	3,999,933
40,900	ONE Gas, Inc.	3,238,462
		19,271,361
	Independent Power & Renewable Electricity Producers – 0.3%
38,800	EDP Renovaveis S.A. (EUR)	821,979
	Multi-Utilities – 14.9%
35,000	CMS Energy Corp.	2,153,900
70,600	Dominion Energy, Inc.	5,541,394
11,300	DTE Energy Co. (a)	1,421,653
248,100	Public Service Enterprise Group, Inc.	14,459,268
106,300	Sempra Energy	13,551,124
		37,127,339
	Oil, Gas & Consumable Fuels – 25.2%
238,196	Enbridge, Inc. (a)	7,434,097
408,340	Equitrans Midstream Corp. (a)	3,332,055
170,060	Keyera Corp. (CAD) (a)	2,934,507
594,655	Kinder Morgan, Inc. (a) (b)	8,551,139
144,084	ONEOK, Inc. (a) (b)	5,168,293
461,632	TC Energy Corp. (a) (b)	20,279,494
722,841	Williams (The) Cos., Inc. (a) (b)	15,165,204
		62,864,789
	Water Utilities – 0.3%
5,500	American Water Works Co., Inc.	843,590
	Total Common Stocks	162,540,881
	(Cost $147,518,482)
MASTER LIMITED PARTNERSHIPS – 57.4%
	Chemicals – 3.2%
378,198	Westlake Chemical Partners, L.P. (a)	8,029,144
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments (Continued)
November 30, 2020
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Gas Utilities – 0.7%
120,600	Suburban Propane Partners, L.P. (a)	$1,847,592
	Independent Power & Renewable Electricity Producers – 2.3%
88,261	NextEra Energy Partners, L.P. (c)	5,601,926
	Oil, Gas & Consumable Fuels – 51.2%
406,874	BP Midstream Partners, L.P. (a)	4,613,951
248,200	Cheniere Energy Partners, L.P. (a)	9,456,420
45,767	Energy Transfer, L.P. (a)	282,840
1,647,406	Enterprise Products Partners, L.P. (a) (b)	31,959,676
412,412	Holly Energy Partners, L.P. (a)	5,584,059
798,454	Magellan Midstream Partners, L.P. (a) (b)	32,856,382
203,800	Phillips 66 Partners, L.P. (a)	5,478,144
840,301	Plains All American Pipeline, L.P. (a) (b)	6,671,990
504,588	Shell Midstream Partners, L.P. (a)	5,177,073
826,868	TC PipeLines, L.P. (a)	25,550,221
		127,630,756
	Total Master Limited Partnerships	143,109,418
	(Cost $86,060,062)
	Total Investments – 122.5%	305,650,299
	(Cost $233,578,544) (d)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.7)%
(210)	Duke Energy Corp.	$(1,945,860)	$97.50	Jan 2021	(20,580)
(1,000)	Enterprise Products Partners, L.P.	(1,940,000)	18.00	Dec 2020	(168,000)
(840)	Enterprise Products Partners, L.P.	(1,629,600)	19.00	Dec 2020	(68,880)
(1,500)	Enterprise Products Partners, L.P.	(2,910,000)	20.00	Dec 2020	(51,000)
(176)	Eversource Energy (e)	(1,540,176)	100.00	Dec 2020	(880)
(1,350)	Exelon Corp.	(5,544,450)	44.00	Jan 2021	(62,100)
(2,000)	Kinder Morgan, Inc.	(2,876,000)	14.00	Dec 2020	(130,000)
(1,000)	Magellan Midstream Partners, L.P.	(4,115,000)	37.50	Dec 2020	(400,000)
(1,019)	ONEOK, Inc.	(3,655,153)	32.50	Dec 2020	(413,714)
(4,000)	Plains All American Pipeline, L.P.	(3,176,000)	8.00	Dec 2020	(200,000)
(1,109)	Southern (The) Co.	(6,637,365)	63.00	Dec 2020	(17,744)
(2,466)	TC Energy Corp.	(10,833,138)	45.00	Dec 2020	(184,950)
(2,000)	Williams (The) Cos., Inc.	(4,196,000)	21.00	Dec 2020	(110,000)
	Total Call Options Written				(1,827,848)
	(Premiums received $737,710)

Outstanding Loan – (23.7)%	(59,200,000)
Net Other Assets and Liabilities – 1.9%	4,901,411
Net Assets – 100.0%	$249,523,862

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	All or a portion of this security’s position represents cover for outstanding options written.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Aggregate cost for federal income tax purposes was $208,296,862. As of November 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $102,002,478 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,476,889. The net unrealized appreciation was $95,525,589. The unrealized amounts presented are inclusive of derivative contracts.

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments (Continued)
November 30, 2020
(e)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At November 30, 2020, investments noted as such are valued at $(880) or (0.0)% of net assets.

ADR	American Depositary Receipt
CAD	Canadian Dollar
EUR	Euro Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 11/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 162,540,881	$ 162,540,881	$ —	$ —
Master Limited Partnerships*	143,109,418	143,109,418	—	—
Total Investments	$ 305,650,299	$ 305,650,299	$—	$—
LIABILITIES TABLE
	Total Value at 11/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (1,827,848)	$ (1,826,968)	$ (880)	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Assets and Liabilities
November 30, 2020
ASSETS:
Investments, at value (Cost $233,578,544)	$ 305,650,299
Cash	6,556,719
Receivables:
Dividends	401,519
Dividend reclaims	16,410
Prepaid expenses	4,298
Deferred income taxes	165,705
Total Assets	312,794,950
LIABILITIES:
Outstanding loan	59,200,000
Options written, at value (Premiums received $737,710)	1,827,848
Payables:
Income taxes	1,657,285
Investment advisory fees	251,490
Interest and fees on loan	158,362
Audit and tax fees	100,186
Shareholder reporting fees	29,005
Custodian fees	18,897
Administrative fees	12,742
Legal fees	7,653
Trustees’ fees and expenses	2,622
Transfer agent fees	2,588
Financial reporting fees	771
Other liabilities	1,639
Total Liabilities	63,271,088
NET ASSETS	$249,523,862
NET ASSETS consist of:
Paid-in capital	$ 326,200,328
Par value	197,708
Accumulated distributable earnings (loss)	(76,874,174)
NET ASSETS	$249,523,862
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$12.62
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,770,765

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Operations
For the Year Ended November 30, 2020
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $467,304)		$ 3,400,928
Interest		11,967
Total investment income		3,412,895
EXPENSES:
Interest and fees on loan		7,092,029
Investment advisory fees		3,747,118
Administrative fees		181,934
Audit and tax fees		99,384
Shareholder reporting fees		96,435
Legal fees		50,971
Custodian fees		49,250
Transfer agent fees		31,307
Listing expense		20,004
Trustees’ fees and expenses		16,038
Financial reporting fees		9,250
Other		51,607
Total expenses		11,445,327
NET INVESTMENT INCOME (LOSS) BEFORE TAXES		(8,032,432)
Current federal income tax benefit (expense)	(23,971,075)
Current state income tax benefit (expense)	(4,575,964)
Deferred federal income tax benefit (expense)	22,481,971
Deferred state income tax benefit (expense)	81,266
Total income tax benefit (expense)		(5,983,802)
NET INVESTMENT INCOME (LOSS)		(14,016,234)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
Investments		(70,585,848)
Written options contracts		4,846,768
Foreign currency transactions		(55,105)
Net realized gain (loss) before taxes		(65,794,185)
Current federal income tax benefit (expense)	13,816,779
Current state income tax benefit (expense)	1,624,894
Total income tax benefit (expense)		15,441,673
Net realized gain (loss) on investments, written options and foreign currency transactions		(50,352,512)
Net change in unrealized appreciation (depreciation) before taxes on:
Investments		(62,781,783)
Written options contracts		(2,213,212)
Foreign currency translation		786
Net change in unrealized appreciation (depreciation) before taxes		(64,994,209)
Deferred federal income tax benefit (expense)	17,002,998
Deferred state income tax benefit (expense)	1,589,937
Total income tax benefit (expense)		18,592,935
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translation		(46,401,274)
NET REALIZED AND UNREALIZED GAIN (LOSS)		(96,753,786)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$(110,770,020)
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statements of Changes in Net Assets
	Year Ended 11/30/2020	Year Ended 11/30/2019
OPERATIONS:
Net investment income (loss)	$ (14,016,234)	$ 2,274,987
Net realized gain (loss)	(50,352,512)	22,071,135
Net increase from payment by the sub-advisor	—	99,941
Net change in unrealized appreciation (depreciation)	(46,401,274)	(5,898,570)
Net increase (decrease) in net assets resulting from operations	(110,770,020)	18,547,493
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	(26,260,210)
Return of capital (See Note 2E)	(35,208,712)	(20,120,435)
Total distributions to shareholders	(35,208,712)	(46,380,645)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	185,763	577,146
Repurchase of Common Shares (a)	(2,539,711)	—
Net increase (decrease) in net assets resulting from capital transactions	(2,353,948)	577,146
Total increase (decrease) in net assets	(148,332,680)	(27,256,006)
NET ASSETS:
Beginning of period	397,856,542	425,112,548
End of period	$ 249,523,862	$ 397,856,542
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	20,011,594	19,984,376
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	9,241	27,218
Common Shares repurchased (a)	(250,070)	—
Common Shares at end of period	19,770,765	20,011,594

(a)	On September 15, 2020, the Fund commenced a share repurchase program. For the fiscal year ended November 30, 2020, the Fund repurchased 250,070 Common Shares at a weighted-average discount of 17.76% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 750,972 Common Shares (for an aggregate of 1,001,042), or (ii) March 15, 2021.

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Cash Flows
For the Year Ended November 30, 2020
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(110,770,020)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(346,104,898)
Sales of investments	455,037,717
Proceeds from written options	6,137,550
Amount paid to close written options	(598,594)
Return of capital received from investment in MLPs	23,237,457
Net realized gain/loss on investments and written options	65,739,080
Net change in unrealized appreciation/depreciation on investments and written options	64,994,995
Decrease in deferred income taxes payable	(40,990,468)
Changes in assets and liabilities:
Decrease in income taxes receivable	2,811,774
Increase in deferred income taxes receivable	(165,705)
Decrease in dividend reclaims receivable	44,956
Decrease in dividends receivable	196,202
Decrease in prepaid expenses	3,043
Decrease in interest and fees payable on loan	(244,427)
Increase in income taxes payable	1,657,285
Decrease in investment advisory fees payable	(200,026)
Decrease in audit and tax fees payable	(47)
Increase in legal fees payable	2,247
Increase in shareholder reporting fees payable	2,750
Decrease in administrative fees payable	(11,216)
Decrease in custodian fees payable	(1,812)
Decrease in transfer agent fees payable	(3,281)
Decrease in trustees’ fees and expenses payable	(4,262)
Decrease in other liabilities payable	(26,116)
Cash provided by operating activities		$120,744,184
Cash flows from financing activities:
Proceeds from Common Shares reinvested	185,763
Repurchase of Common Shares	(2,539,711)
Distributions to Common Shareholders from return of capital	(35,208,712)
Repayment of borrowing	(106,300,000)
Proceeds from borrowing	19,500,000
Cash used in financing activities		(124,362,660)
Decrease in cash		(3,618,476)
Cash at beginning of period		10,175,195
Cash at end of period		$6,556,719
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$7,336,456
Cash paid during the period for taxes		$8,636,307
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 19.88	$ 21.27	$ 22.72	$ 25.27	$ 25.41
Income from investment operations:
Net investment income (loss) (a)	(0.70)	0.11	(0.20)	0.13	0.04
Net realized and unrealized gain (loss)	(4.83)	0.82 (b)	1.07	(0.37) (b)	2.14 (b)
Total from investment operations	(5.53)	0.93	0.87	(0.24)	2.18
Distributions paid to shareholders from:
Net investment income	—	(0.34)	(0.38)	—	—
Net realized gain	—	(0.98)	(1.64)	(2.32)	(0.25)
Return of capital	(1.76)	(1.00)	(0.30)	—	(2.07)
Total distributions paid to Common Shareholders	(1.76)	(2.32)	(2.32)	(2.32)	(2.32)
Premiums from shares sold in at the market offering	—	—	0.00 (c)	0.01	—
Common Share repurchases	0.03	—	—	—	—
Net asset value, end of period	$12.62	$19.88	$21.27	$22.72	$25.27
Market value, end of period	$10.73	$20.47	$19.97	$22.24	$26.30
Total return based on net asset value (d)	(27.08)%	4.18% (b)	3.69%	(1.42)% (b)	9.61% (b)
Total return based on market value (d)	(39.79)%	14.25%	(0.55)%	(7.28)%	25.39%
Net assets, end of period (in 000’s)	$ 249,524	$ 397,857	$ 425,113	$ 449,385	$ 489,743
Portfolio turnover rate	91%	65%	42%	40%	54%
Ratios of expenses to average net assets:
Including current and deferred income taxes (e)	(5.70)% (f)	3.79%	(7.20)%	2.07%	7.65%
Excluding current and deferred income taxes	3.93% (f)	2.82%	2.79%	2.68%	2.60%
Excluding current and deferred income taxes and interest expense	1.50%	1.52%	1.54%	1.52%	1.51%
Ratios of net investment income (loss) to average net assets:
Net investment income (loss) ratio before tax expenses	(2.76)% (f)	0.38%	(0.42)%	(0.09)%	(0.77)%
Net investment income (loss) ratio including tax expenses (e)	6.88% (f)	(0.59)%	9.57%	0.52%	(5.82)%
Indebtedness:
Total loan outstanding (in 000’s)	$ 59,200	$ 146,000	$ 150,500	$ 155,500	$ 174,500
Asset coverage per $1,000 of indebtedness (g)	$ 5,215	$ 3,725	$ 3,825	$ 3,890	$ 3,807

(a)	Based on average shares outstanding.
(b)	During the fiscal years ended November 30, 2019, 2017 and 2016, the sub-advisor reimbursed the Fund $130,183, $39,539 and $55,570, respectively, in connection with trade errors which each represent less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(c)	Amount is less than $0.01.
(d)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(e)	Includes current and deferred income taxes associated with each component of the Statement of Operations.
(f)	This ratio includes breakage fees. If breakage fees had not been included, these expense ratios would have been 1.48% lower and the net investment income ratios would have been 1.48% higher. See Note 6 - Borrowings in the Notes to Financial Statements for additional information.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020
1. Organization
First Trust Energy Income and Growth Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FEN” on the NYSE American.
The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships (“MLPs”), related public entities in the energy sector and other public companies, which Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) believes offer opportunities for income and growth. Under normal market conditions, the Fund will invest at least 85% of its managed assets in securities of energy companies, energy sector MLPs and energy sector MLP-related entities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts, MLPs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020
event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and common stocks held in the Fund’s portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020
write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) before taxes on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) before taxes on investments” on

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020
the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) before taxes on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations.
E. Distributions to Shareholders
The Fund intends to make quarterly distributions to Common Shareholders. The Fund’s distributions generally will consist of cash and paid-in kind distributions from MLPs or their affiliates, dividends from common stocks, and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.
Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder’s basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in the Common Shares will generally be taxed as a capital gain.
Distributions of $35,208,712 paid during the fiscal year ended November 30, 2020 are anticipated to be characterized as return of capital for federal income tax purposes. However, the ultimate determination of the character of the distributions will be made after the 2020 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
F. Income Taxes
The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.
The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.
To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund’s adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund’s adjusted tax basis, the Fund will recognize a taxable capital gain. For the fiscal year ended November 30, 2020, distributions of $17,561,436 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.
The Fund’s provision for income taxes consists of the following:
Current federal income tax benefit (expense)	$ (10,154,296)
Current state income tax benefit (expense)	(2,951,070)
Current foreign income tax benefit (expense)	—
Deferred federal income tax benefit (expense)	39,484,969
Deferred state income tax benefit (expense)	1,671,203
Total income tax benefit (expense)	$ 28,050,806
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2020, the Fund had a net operating loss carryforward for state income tax purposes of $36,636,532. The Fund’s 2020 income tax provision includes a full valuation allowance

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020
against the deferred tax assets associated with the state net operating loss. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2020 are as follows:
Deferred tax assets:
Federal net operating loss	$—
State net operating loss	1,256,251
State income taxes	496,312
Federal and state capital loss carryforward	24,198,507
Other	184,523
Total deferred tax assets	26,135,593
Less: valuation allowance	(3,503,029)
Net deferred tax assets	$22,632,564
Deferred tax liabilities:
Unrealized gains on investment securities	$(22,466,859)
Total deferred tax liabilities	(22,466,859)
Total net deferred tax assets	$165,705
Total income taxes differ from the amount computed by applying the federal income tax rate of 21% to net investment income and realized and unrealized gains on investments.
Application of statutory income tax rate	$ (29,152,373)
State income taxes, net	1,788,324
Change in valuation allowance	(932,612)
Other	245,855
Total	$ (28,050,806)
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for five years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2020, the Fund had a capital loss carryforward of $104,532,043 that will expire on November 30, 2025.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of November 30, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended November 30, 2020, were $346,104,898 and $455,037,717, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at November 30, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	—	Options written, at value	$ 1,827,848
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended November 30, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) before taxes on written options contracts	$4,846,768
Net change in unrealized appreciation (depreciation) before taxes on written options contracts	(2,213,212)
During the fiscal year ended November 30, 2020, the premiums for written options opened were $6,137,550, and the premiums for written options closed, exercised and expired were $7,893,525.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
6. Borrowings
The Fund entered into a committed facility agreement (the “Committed Facility Agreement”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the Committed Facility Agreement except upon 179 calendar days’ prior notice. The maximum commitment amount is $80,000,000, which comprises a floating rate financing amount and a fixed rate financing amount. Prior to April 15, 2020, the maximum commitment amount was $180,000,000. The commitment fee of 0.55% of the undrawn amount is waived on any day on which the drawn amount is 80% or more of the maximum commitment amount. The borrowing rate on the floating rate financing

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020
amount is equal to the 1-month LIBOR plus 85 basis points and the borrowing rate on the fixed rate financing amount of $47,200,000 is 3.53%. The fixed rate financing amount is for a ten-year period ending in 2023. The Fund paid $4,299,000 in breakage fees during the period. The breakage fees are included in “Interest and fees on loan” on the Statement of Operations.
The average amount outstanding for the fiscal year ended November 30, 2020, was $83,059,563, with a weighted average interest rate of 3.16%. As of November 30, 2020, the Fund had outstanding borrowings of $59,200,000, which approximates fair value, under the Committed Facility Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On the floating rate financing amount, the high and low annual interest rates for the fiscal year ended November 30, 2020, were 2.65% and 0.98%, respectively. The weighted average interest rate at November 30, 2020, was 3.02%.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Industry Concentration Risk
Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and energy sector MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Energy Income and Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Energy Income and Growth Fund (the “Fund”), including the portfolio of investments, as of November 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
January 25, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Energy Income and Growth Fund as the Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 16,391,338 and the number of votes withheld was 428,535. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Energy Income and Growth Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Energy Income Partners, LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 8, 2020 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; and (ii) not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was below the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of two benchmark indexes. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median and both benchmark indexes for the one-, three-, five- and ten-year periods ended December 31, 2019. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2019 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered that the Sub-Advisor’s investment services expenses are primarily fixed in nature, and that the Sub-Advisor has made recent investments in personnel and infrastructure and anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Investment Objective, Policies, Risks and Effects of Leverage
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended November 30, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders.
Principal Investment Policies
The Fund focuses on investing in master limited partnerships (“MLPs”), related public entities in the energy sector and other energy companies, which the Fund’s Sub-Advisor believes offer opportunities for income and growth.
Under normal market conditions:
•	The Fund invests at least 85% of its Managed Assets in securities of energy companies and energy sector MLPs and energy sector MLP-related entities.
o	The Fund considers investments in “MLP-related entities” to include investments that offer economic exposure to publicly traded and private MLPs, securities of entities holding primarily general partner or managing member interests in MLPs and securities that are derivatives of interests in MLPs.
o	The Fund considers investments in the energy sector to include companies that derive more than a majority of their revenues or operating income from transporting, processing, storing, distributing, marketing, exploring, developing, managing or producing natural gas, natural gas liquids (“NGLs”) (including propane), crude oil, refined petroleum products, coal or electricity, or from supplying energy-related products and services, or any such other companies within the energy sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor’s (“GICS”).
o	An “energy company” is one that derives its revenues from transporting, processing, storing, distributing or marketing natural gas, NGLs, crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy related products and services.
•	The Fund may invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies).
o	The term “restricted securities” refers to securities that have not been registered under the Securities Act of 1933, or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.
o	The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies.
•	The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including below investment grade securities.
•	The Fund will not invest more than 15% of its Managed Assets in any single issuer.
•	The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund’s use of leverage or market risks associated with the Fund’s portfolio.
•	The Fund will not invest more than 30% of its Managed Assets in non-U.S. securities and may hedge the currency risk of the non-U.S. securities using derivative instruments.
•	The Fund writes (or sells) covered call options on its Managed Assets to generate additional income.
Unless otherwise stated, all investment restrictions above apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.
MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
The Fund may, but is not required to, use various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of leverage, to facilitate portfolio management and to mitigate risks, including interest rate, currency and credit risks. The Fund currently writes (or sells) covered call options on its Managed Assets. Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The Fund will write call options only if they are “covered.” In the case of a call option on a common stock or other security, the Fund considers an option to be “covered” if the Fund owns the security underlying the call.
In addition to writing (selling) covered call options on its Managed Assets, the Fund expects to continue to enter into interest rate swaps as a principal part of its investment strategy. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). Interest rate swaps allow the Sub-Advisor to potentially manage the interest rate profile of the Fund’s portfolio.
The Fund may purchase and sell other derivative investments such as total return and equity swaps, exchange-listed and over-the-counter put and call options securities, energy-related commodities, equity, fixed income and interest rate indices, currencies, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. For purposes of determining the Fund’s compliance with the investment requirements relating to MLP and MLP-related entities, the Fund values its hedging and strategic transactions based upon their respective current fair market values.
The Fund may also enter into other strategic transactions to seek to manage the risks of the Fund’s portfolio securities or for other purposes to the extent the Sub-Advisor determines that the use of strategic transactions is consistent with the Fund’s investment objective and policies and applicable regulatory requirements. Certain of these strategic transactions may provide investment leverage to the Fund’s portfolio.
“Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings or money incurred and the liquidation preference of any outstanding Preferred Shares).
The Fund’s foregoing investment policies may be changed by the Board of Trustees of the Fund without a shareholder vote, provided that shareholders receive at least 60 days’ prior notice of any change.
Fundamental Investment Policies
Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of its outstanding common shares of beneficial interest (“Common Shares”) and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class:
1) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;
2) Borrow money, except as permitted by the 1940 Act;
3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, in connection with the purchase and sale of portfolio securities;
4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities); or
6) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.
As a fundamental policy, the Fund concentrates its investments in the following group of industries that are part of the energy sector: transporting, processing, storing, distributing, marketing, exploring, developing, managing and producing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal and electricity, and supplying products and services in support of pipelines, power transmission, petroleum and natural gas production, transportation and storage. The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Covered Call Options Risk. As the writer (seller) of a call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but retains the risk of loss should the price of the underlying security decline. The value of call options written by the Fund, which are priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
Energy Infrastructure Companies Risk. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.
Certain energy infrastructure companies are subject to the imposition of rate caps, increased competition due to deregulation, counterparties to contracts defaulting or going bankrupt, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Interest Rate Swaps Risk. To the extent that the Fund invests in swaps, if short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Investment Concentration Risk. The Fund’s investments are concentrated in the group of industries that are part of the energy sector, with a particular focus on energy sector MLPs, energy sector MLP-related entities and other energy companies. The Fund’s concentration in the group of industries that are part of the energy sector may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the group of industries that are part of the energy sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on customers and suppliers risk, including the risk of counterparty default, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities, risk of lacking of funding, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, obsolescence risk and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP, MLP-related entity and other energy sector company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Liquidity Risk. Certain securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
As a result of the COVID-19 pandemic and the subsequent economic shutdowns, demand for commodities fell sharply and commodity prices experienced significant disruptions. Russia and Saudi Arabia initially failed to come to an agreement on the reduction of oil production, and the resulting glut in supply and price war cratered oil prices to historic lows. OPEC and Russia eventually agreed to and extended several oil production cuts, but oil prices remain depressed. The COVID-19 pandemic continues to impact global economies and financial markets, including the energy sector, which in turn continues to impact the Fund and its investments.
MLP Risk. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund, and the Fund’s investments may be more heavily concentrated in, and thus more sensitive to changes in the prices of, securities of particular issuers.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
Potential Conflicts of Interest Risk. First Trust, EIP and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and EIP currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to EIP) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and EIP have a financial incentive to leverage the Fund.
Recent Market and Economic Developments. The number of energy-related MLPs has declined since 2014. The industry is witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated. As a result of the foregoing, the Fund’s MLP investments could become less diverse and the Fund may increase its non-MLP investments consistent with its investment objective and policies.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
Restricted Securities Risk. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
Utility Companies Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs or MLP-related entities, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund relies on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of distributions to common shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.
Effects of Leverage
The aggregate principal amount of borrowings under the committed facility agreement (the “Committed Facility Agreement”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”) represented approximately 18.96% of Managed Assets as of November 30, 2020. Asset coverage with respect to the borrowings under the Committed Facility Agreement was 527.35% and the Fund had $20,800,000 of unutilized funds available for borrowing under the Committed Facility Agreement as of that date. Outstanding balances under the Committed Facility Agreement accrue interest at fixed and variable rates. As of November 30, 2020, the maximum commitment amount of the Commitment Facility was $80,000,000, which comprises of a floating rate financing amount for $32,800,000 of the facility and a fixed rate financing amount for $47,200,000 of the facility. The borrowing rate on the floating rate financing amount is equal to the 1-month LIBOR plus 85 basis points and the borrowing rate on the fixed rate financing amount is 3.53%. The fixed rate financing amount is for a ten-year period ending in 2023. As of November 30, 2020, the Fund had $59,200,000 outstanding under the Commitment Facility. The Commitment Facility also has an annual unused fee of 0.55% on the unutilized funds available for borrowing, subject to a waiver on any day on which the drawn amount is 80% or more of the maximum commitment amount. As of November 30, 2020, the approximate average annual interest and fee rate was 3.21%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 3.21%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.61%.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 18.96% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 3.21%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-13.09%	-6.92%	-0.75%	5.42%	11.59%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments is entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2023 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Energy Income and Growth Fund (FEN)
November 30, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2020

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)       Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $57,000 for the fiscal year ended November 30, 2019, and for $57,000 the fiscal year ended November 30, 2020.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2019, and $0 for the fiscal year ended November 30, 2020.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2019, and $0 for the fiscal year ended November 30, 2020.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $42,044 for the fiscal year ended November 30, 2019, and $42,100 for the fiscal year ended November 30, 2020. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for the fiscal year ended November 30, 2019, and $0 for the fiscal year ended November 30, 2020.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2019 and $0 for the fiscal year ended November 30, 2020.

All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2019, and $0 for the fiscal year ended November 30, 2020.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2019, were $42,044 for the registrant and $75,670 for the registrant’s investment adviser, and for the fiscal year ended November 30, 2020, were $42,100 for the registrant and $23,200 for the registrant’s investment adviser.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises voting discretion in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

• ensuring that proxies are voted in the best interest of clients;

• addressing material conflicts that may arise between EIP’s interests and those of its clients in the voting of proxies;

• disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client’s securities;

• describing to clients EIP’s proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

Engagement of Institutional Shareholder Services Inc.

With the aim of ensuring that proxies are voted in the best interests of EIP clients, EIP has engaged Institutional Shareholder Services Inc. (“ISS”) as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP, after reviewing ISS’s own Proxy Voting Guidelines, has concluded that ISS’s Proxy Voting Guidelines are reasonably designed to vote proxies in the best interests of EIP’s clients, and has therefore directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

Notwithstanding anything herein to the contrary, from time to time EIP may determine that voting in contravention to a recommendation made by ISS may be in the best interest of EIP’s clients. When EIP chooses to override an ISS voting recommendation, EIP will document the occurrence, including the reason(s) that it chose to do so. Documentation of any override of an ISS voting recommendation shall be reviewed at the next scheduled Brokerage Committee meeting.

In certain circumstances, voting situations may arise in which the optimal voting decision may not be easily captured by a rigid set of voting guidelines. This is particularly the case for significant corporate events, including, but not necessarily limited to, mergers and acquisitions, dissolutions, conversions and consolidations. While each such transaction is unique in its terms, conditions and potential economic outcome, EIP will conduct such additional analysis as it deems necessary to form the voting decision that it believes is in the best interests of its clients. All records relating to such analyses will be maintained and reviewed periodically by the Chief Compliance Officer (“CCO”) or her designee.

On an annual basis, EIP’s Brokerage Committee shall be responsible for approving the ongoing use of ISS as a proxy voting service provider. Such approval shall be based upon, among other things, a reviews of (1) ISS’s Proxy Voting Guidelines, including any changes thereto; (2) the results of internal testing regarding ISS’s adherence to its proxy voting guidelines; (3) periodic due diligence over ISS as described further below; and (4) any potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis that were identified and documented throughout the preceding twelve month period.

Conflicts of Interest in Proxy Voting

There may be instances where EIP’s interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third-party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISS’s own pre-existing proxy voting guidelines, subject to EIP’s right to override an ISS voting recommendation. Under no circumstances will EIP override an ISS recommendation in any instance in which EIP identifies a potential conflict of interest.

Disclosure on How Proxies Were Voted

EIP will disclose to clients in Part 2A of its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP’s books and records.

Proxy Materials

EIP personnel will instruct custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

Limitations

In certain circumstances, where EIP has determined that it is consistent with the client’s best interest, EIP will not take steps to ensure that proxies are voted on securities in the client’s account. The following are circumstances where this may occur:

• Limited Value: Proxies will not be required to be voted on securities in a client’s account if the value of the client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client’s account.

• Securities Lending Program: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client’s account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

• Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Oversight of Policy

The CCO will follow the following procedures with respect to the oversight of ISS in making recommendation with respect to and voting client proxies:

• Periodically, but no less frequently than semi-annually, sample proxy votes to review whether they complied with EIP’s proxy voting policies and procedures, including a review of those items that relate to certain proposals that may require more analysis (e.g., non-routine matters).

• Collect information, no less frequently than annually, reasonably sufficient to support the conclusion that ISS has the capacity and competency to adequately analyze proxy issues. In this regard, the CCO shall consider, among other things: • the adequacy and quality of ISS’s staffing and personnel;

• the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify, disclose and address any conflicts of interest;

• ISS’s engagement with issuers, including ISS’s process for ensuring that it has complete and accurate information about each issuer and each particular matter, and ISS’s process, if any, for EIP to access the issuer’s views about ISS’s voting recommendations in a timely and efficient manner;

• ISS’s efforts to correct any identified material deficiencies in its analysis;

• ISS’s disclosure to EIP regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

• ISS’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; and

• any other considerations that the CCO believes would be appropriate in considering the nature and quality of the services provided by ISS.

For purposes of these procedures, the CCO may rely upon information posted by ISS on its website, provided that ISS represents that the information is complete and current.

If a circumstance occurs in which EIP becomes aware of potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis that may materially affect the voting recommendation provided by ISS, EIP shall investigate the issue in a timely manner and shall request additional information from ISS as is necessary to identify and resolve the identified discrepancy. EIP shall document the results of each such investigation and present the results to the Brokerage Committee at its next scheduled meeting.

Recordkeeping on Proxies

It is the responsibility of EIP’s CCO to ensure that the following proxy voting records are maintained:

• a copy of EIP’s proxy voting policies and procedures;

• a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC’s EDGAR system to satisfy this requirement);

• a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);

• a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

• a copy of each written client request for information on how proxies were voted on the client’s behalf or for a copy of EIP’s proxy voting policies and procedures, and

• a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP’s proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

The ISS Guidelines referenced in the policy outlined above are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of February 8, 2021.

Energy Income Partners, LLC

Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $3.9 billion of assets as of November 30, 2020. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds, a sleeve of an actively managed exchange-traded fund and a sleeve of a series of variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

James J. Murchie, Co-Portfolio Manager

James J. Murchie is the Co-Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. (“Pequot Capital”) in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC (“Lawhill Capital”), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

Eva Pao, Co-Portfolio Manager

Eva Pao is a Principal of Energy Income Partners and is a Co-Founder, co-portfolio manager and Principal of Energy Income Partners. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP’s affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron’s internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

John K. Tysseland, Co-Portfolio Manager

John Tysseland is a Principal and co-portfolio manager. From 2005 to 2014, he worked at Citi Research most currently serving as a Managing Director where he covered midstream energy companies and MLPs. From 1998 to 2005, he worked at Raymond James & Associates as a Vice President who covered the oilfield service industry and established the firm’s initial coverage of MLPs in 2001. Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997. He graduated from The University of Texas at Austin in 1996 with a BA in economics.

(a)(2)	Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

Information provided as of November 30, 2020.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. James Murchie	Registered Investment Companies:	8	$2,753,000,000	0	$0
	Other Pooled Investment Vehicles:	2	$117,000,000	2	$117,000,000
	Other Accounts:	219	$730,500,000	0	$0

2. Eva Pao	Registered Investment Companies:	8	$2,753,000,000	0	$0
	Other Pooled Investment Vehicles:	2	$117,000,000	2	$117,000,000
	Other Accounts:	219	$730,500,000	0	$0

3. John Tysseland	Registered Investment Companies:	8	$2,753,000,000	0	$0
	Other Pooled Investment Vehicles:	2	$117,000,000	2	$117,000,000
	Other Accounts:	219	$730,500,000	0	$0

*Examples for Types of Accounts:

Other Registered Investment Companies: Any investment vehicle which is registered with the SEC, such as mutual funds of registered hedge funds.

Other Pooled Investment Vehicles: Any unregistered account for which investor assets are pooled together, such as an unregistered hedge fund.

Other Accounts: Any accounts managed not covered by the other two categories, such as privately managed accounts.

Portfolio Manager Potential Conflicts of Interests Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include: Besides the Fund, Energy Income Partners, LLC (“EIP”) portfolio managers serves as portfolio managers to separately managed accounts and provides its model portfolio to unified managed accounts and serve as portfolio managers to three closed-end management investment companies other than the Fund, two actively managed exchange-traded funds (ETFs), a sleeve of an ETF, and a sleeve of a series of a variable insurance trust. The portfolio managers also serve as portfolio managers two private investment funds (the “Private Funds”), both of which have a performance fee and an open end registered mutual fund. EIP has written policies and procedures regarding order aggregation and allocation that seek to ensure that all accounts are treated fairly and equitably and that no account is at a disadvantage. EIP will generally execute client transactions on an aggregated basis when EIP believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP’s ability to implement this may be limited by an account’s custodian, directed brokerage arrangements or other constraints limiting EIP’s use of a common executing broker. An aggregated order may be allocated on a basis different from that specified herein provided that all clients receive fair and equitable treatment and there is a reason for the different allocation. Reasons for deviation may include (but are not limited to): a client’s investment guidelines and restrictions, available cash, liquidity or legal reasons, and to avoid odd-lots or in cases when an allocation would result in a de minimis allocation to one or more clients. Notwithstanding the above, due to differing tax ramifications and compliance ratios, as well as dissimilar risk constraints and tolerances, accounts with similar investment mandates may trade the same securities at differing points in time. Additionally, for the reasons noted above, certain accounts, including funds in which EIP, its affiliates and/or employees (“EIP Funds”) have a financial interest including proprietary accounts, may trade separately from other accounts and participate in transactions which are deemed to be inappropriate for other accounts with similar investment mandates. Further, during periods in which EIP intends to trade the same securities across multiple accounts, transactions for those accounts that must be traded through specific brokers and/or platforms will often be executed after those for accounts over which EIP exercises full brokerage discretion, including the EIP Funds. .

(a)(3) Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of November 30, 2020.

The Fund’s portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relation to their ownership of EIP. EIP’s profits are influenced by the assets under management and the performance of the Funds (i.e. all Funds managed or sub-advised by EIP) as described above. Therefore, their success is based on the growth and success of all EIP managed products, not just the funds that charge an incentive fee.

The compensation of the EIP team members is determined according to prevailing rates within the industry for similar positions.

(a)(4)	Disclosure of Securities Ownership

Information provided as of November 30, 2020.

Name	Dollar Range of Fund Shares Beneficially Owned
James Murchie	$10,001-50,000
Eva Pao	$0
John Tysseland	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/01/2019– 12/31/2019)	0	0	0	0
Month #2 (01/01/2020– 01/31/2020)	0	0	0	0
Month #3 (02/01/2020– 02/29/2020)	0	0	0	0
Month #4 (03/01/2020– 03/31/2020)	0	0	0	0
Month #5 (04/01/2020– 04/30/2020)	0	0	0	0
Month #6 (05/01/2020– 05/31/2020)	0	0	0	0
Month #7 (06/01/2020– 06/30/2020)	0	0	0	0
Month #8 (07/01/2020– 07/31/2020)	0	0	0	0
Month #9 (08/01/2020– 08/31/2020)	0	0	0	0
Month #10 (09/01/2020– 09/30/2020)	0	0	0	0
Month #11 (10/01/2020– 10/31/2020)	120,728	$9.91	120,728	880,314
Month #12 (11/01/2020– 11/30/2020)	129,342	$10.39	250,070	750,972
Total	250,070	$10.16	250,070	750,972

Item 10. Submission of Matters to a Vote of Security Holders.

On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).

Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of nominees for Trustee to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of nominations, including a requirement to provide certain information about the nominee, and if requested, requires a nominee to sit for an interview with the Board to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees. Any shareholder considering making a nomination should carefully review and comply with those provisions of the Amended and Restated By-Laws.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Energy Income and Growth Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 8, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 8, 2021

* Print the name and title of each signing officer under his or her signature.